SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2003

Martek Biosciences Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22354	52-1399362

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 Dobbin Road Columbia, Maryland	21045

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 740-0081

(Former name or former address, if changed since last report)

MARTEK BIOSCIENCES CORPORATION

Item 5. Other Items and Required FD Disclosure.

     On July 21, 2003, Martek Biosciences Corporation issued the press release attached hereto as Exhibit 99.1 announcing that it has signed a definitive agreement to acquire certain assets and assume certain liabilities of FermPro Manufacturing, L.P.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

The following is filed as an exhibit to this current report on Form 8-K:

99.1 Press Release, issued July 21, 2003 (filed herewith).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTEK BIOSCIENCES CORPORATION

Date: July 21, 2003	By:	/s/ George P. Barker

George P. Barker Senior Vice President and General Counsel

Exhibit Index

Exhibit
Number

99.1	Press Release dated July 21, 2003 issued by Martek Biosciences Corporation (filed herewith).